UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       January 3, 2007

Neutron Enterprises, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52154	98-0338100
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3500 De Maisoneuve West
2 Place Alexis Nihon Suite 1650
Montreal, Quebec, Canada	H3Z 3C1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (514) 871-2222

450 Matheson Blvd. East, Unit 67

Mississauga, Ontario, Canada L4Z 1R5

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report filed by Neutron Enterprises, Inc., a Nevada corporation (the “Registrant”), on January 9, 2007 regarding the completion of the Registrant’s acquisition of Stock-Trak, Inc. to include the historical financial statements of Stock-Trak, Inc. and pro forma financial information pursuant to Item 9.01 of Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(a)  Financial Statements of Acquired Business:

Audited financial statements of Stock- Trak, Inc. as December 31, 2006 and 2005 and for the years then ended and the accompanying notes thereto.

(b)  Pro Forma Financial Information:

Unaudited pro forma condensed balance sheet as of September 30, 2006 giving pro forma effect to the Registrant’s acquisition of Stock- Trak, Inc. on January 3, 2007.

Unaudited pro forma combined condensed statement of operations for the year ended December 31, 2005 giving pro forma effect to the Registrant’s acquisition of Stock- Trak, Inc. on January 3, 2007.

Unaudited pro forma condensed statement of operations for the nine months ended September 30, 2006 giving pro forma effect to the Registrant’s acquisition of Stock- Trak, Inc. on January 3, 2007.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits.          The following exhibits are filed with this report:

Exhibit No.	Description of Exhibit

23.1	Consent of Aarons Grant & Habif, LLC, dated March 19, 2007.

99.1	Audited financial statements of Stock- Trak, Inc. as of December 31, 2006 and 2005 and for the years then ended.

99.2

Unaudited pro forma condensed balance sheet as of September 30,
2006, unaudited pro forma combined condensed statement of
operations for the year ended December 31, 2005, and unaudited pro forma condensed statement of operations for the nine months ended September 30, 2006 related to the acquisition of Stock-Trak, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its  behalf by the undersigned hereunto duly authorized.

Neutron Enterprises, Inc.

Date: March 19, 2007	By:	/s/ Ciaran Griffin
Ciaran Griffin
Chief Financial Officer